UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 30, 2021

PROCACCIANTI HOTEL REIT, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-56272	81-3661609
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1140 Reservoir Avenue

Cranston, Rhode Island 02920-6320

(Address of principal executive offices)

(401) 946-4600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☒

Item 1.01 Entry into a Material Definitive Agreement.

Completion of Acquisition

On July 30, 2021 (the “Closing”), Procaccianti Hotel REIT, Inc. (the “Company”), through PHR Cherry PropCo, LLC (“PHR Cherry”), a wholly-owned subsidiary of Procaccianti Hotel REIT, L.P. (the “Operating Partnership”), the Company’s operating partnership, completed the acquisition of a 76-unit hotel property known as the Cherry Tree Inn and Suites, located at 2345 N. US 31 North, East Bay Township, Grand Traverse County, Michigan (the “Property”), for a total purchase price of $15.0 million (the “Purchase Price”), pursuant to that certain Purchase and Sale Agreement dated as of April 28, 2021 (as assigned, the “Purchase and Sale Agreement”), by and among PHR Cherry, as the purchaser, and Pride One Cherry Tree, LLC and IPN-Pride Investment Holdings, LLC (collectively, the “Seller”). The Company’s assumption of the Purchase and Sale Agreement was described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 9, 2021 (the “June 2021 8-K”), which is incorporated herein by reference.

The Company funded the acquisition of the Property with net proceeds from the Company’s public offering and a bridge loan in the amount of $4,000,000 from an affiliate of the Procaccianti Companies, Inc. (the “Sponsor”), the sponsor of the Company (as discussed below).

In connection with Closing, on July 30, 2021, the Ground Lease by and between PHR Cherry and the Seller, dated as of June 3, 2021, which was filed as Exhibit 10.3 to the June 2021 8-K, was terminated pursuant to its terms and the Company became the fee owner of the Property. Further, on July 30, 2021, the Seller repaid in full the loan in the principal amount of $7,689,593.65 owed to an affiliate of the Sponsor and secured by a promissory note and mortgage (collectively, the “Loan Agreement”), copies of which were filed as Exhibit 10.4 and Exhibit 10.5 to the June 2021 8-K, and the Loan Agreement was terminated.

In connection with the completed acquisition, because the Company is prohibited from operating hotels pursuant to certain tax laws relating to its qualification as a real estate investment trust under the Internal Revenue Code of 1986, as amended, the Property was leased to PHR Cherry OPCO SUB, LLC (the “Lessee”), a single purpose entity 100% owned by PHR TRS II, LLC, a taxable REIT subsidiary of the Company, pursuant to that certain Hotel Lease between PHR Cherry and the Lessee dated as of July 30, 2021 (the “Lease”).

The foregoing description of the Lease is only a summary and is qualified in its entirety by reference to the complete text of the Lease, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

In connection with the completed acquisition, the Company incurred an acquisition fee payable to the Procaccianti Hotel Advisors, LLC, the external advisor to the Company (the “Advisor”), of approximately $263,439 or 1.5% of the Gross Contract Purchase Price (as defined in the Company’s prospectus), which will be deferred until the occurrence of a liquidation event of the Company and is subordinate to certain stockholders’ returns.

Bridge Loan

In connection with the acquisition of the Property, PHR Cherry entered into a loan arrangement (the “Loan Arrangement”) with Emerald Capital Lending III, LLC, an affiliate of the Sponsor (the “Lender”). Pursuant to the Loan Agreement, PHR Cherry borrowed approximately $4,000,000 (the “Bridge Loan”) in order to partially fund the acquisition of the Property. The Bridge Loan is collateralized by the Property. The term of the Bridge Loan is 6 months and bears an interest of 9.00% per annum and includes a closing fee payable to the Lender in the amount of $20,000.00. The Loan Arrangement was approved by a majority of the Company’s board of directors (the “Board”) (including a majority of the independent directors) not otherwise interested in the transaction as fair, competitive, and commercially reasonable and no less favorable to the Company than a comparable loan between unaffiliated parties under the same circumstances.

The foregoing description of the Loan Arrangement is only a summary and is qualified in its entirety by reference to the complete text of the Promissory Note and mortgage evidencing the Loan Arrangement, which are attached hereto as Exhibits 10.2 and 10.3, respectively, and incorporated by reference herein.

Item 1.02 Termination of a Material Definitive Agreement.

The information set forth in Item 1.01 with respect to the termination of the Ground Lease and the termination of the Loan Agreement is incorporated herein by reference into this Item 1.02.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth under Item 1.01 of this Current Report is incorporated herein by reference into this Item 2.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

To the extent required by Item 2.03 of Form 8-K, the information set forth under Item 1.01 of this Current Report is hereby incorporated by reference into this Item 2.03.

Item 8.01 Other Events.

Renewal of Advisory Agreement

On July 29, 2021, the Board, including all independent directors of the Company, after review of the Advisor’s performance during the last year, authorized the Company to execute a mutual consent to renew the Amended and Restated Advisory Agreement, by and among the Company, the Operating Partnership and the Advisor, dated August 2, 2018, as amended. The renewal will be for a one-year term and became effective on August 2, 2021.

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Hotel Lease by and between PHR Cherry OPCO SUB, LLC and PHR Cherry Propco, LLC, dated as of July 30, 2021.
10.2	Promissory Note, dated as of July 30, 2021, by PHR Cherry Propco, LLC payable to Emerald Capital Lending III, LLC.
10.3	PHR Cherry Mortgage

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned, thereunto duly authorized.

PROCACCIANTI HOTEL REIT, INC.
Date: August 4, 2021	By:	/s/ Gregory Vickowski
Gregory Vickowski
Chief Financial Officer